UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2025

SHARPLINK GAMING, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41962	87-4752260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Washington Avenue North, Suite 104, Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (612) 293-0619

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.0001 per share	SBET	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On October 21, 2025, SharpLink Gaming, Inc. (the “Company”) issued a press release announcing the Company’s ETH holdings to date and gross proceeds from the registered direct offering that closed on October 17, 2025 (the “Registered Direct”). The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this item 7.01 by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1 is being furnished to the U.S. Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 8.01 Other Events.

ETH Update

During the period from October 17, 2025 through October 19, 2025, the Company acquired 19,271 ETH for an aggregate purchase price of approximately $75 million (inclusive of fees and expenses) at a weighted average purchase price per ETH of $3,892 (inclusive of fees and expenses). The purchases were made using the proceeds the Company received from the Registered Direct as described herein. The Company engages in staking activities with respect to its ETH (“ETH Holdings”). As of October 19, 2025, substantially all of the ETH Holdings were deployed in staking, including through liquid staking (“LsETH”). As of October 19, 2025, the Company’s aggregate ETH Holdings were 859,853, of which 601,143 of the total ETH Holdings are native ETH and 258,710 ETH as-if redeemed from LsETH. As of October 19, 2025, the Company has generated 5,671 ETH staking rewards, since launching its ETH treasury strategy on June 2, 2025. Total staking rewards are comprised of 2,237 native staking rewards and 3,434 as-if redeemed LsETH staking rewards. All references herein to “as-if redeemed LsETH” represents ETH as-if redeemed from LsETH on October 19, 2025 based on the LsETH conversion factor at midnight UTC on that date. We note that aspects of our staking activities may be subject to government regulation and guidance subject to change.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated October 21, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2025	SHARPLINK GAMING, INC.

/s/ Rob Phythian
Rob Phythian
Co-Chief Executive Officer